Investor Presentation 1 st Quarter 2015 Exhibit 99.1

Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.  Forward-looking statements, by their nature, are subject to risks and uncertainties.  Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures; changes in the interest rate environment; demand for loans in Sunshine Bank’s market area; adverse changes in general economic conditions, either nationally or in
Sunshine Bank’s market areas; adverse changes within the securities markets; legislative and regulatory changes that could adversely affect the business in which the Company and Sunshine Bank are engaged; the future earnings and capital levels of Sunshine Bank; and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings.  We caution readers not to place undue reliance on forward-looking statements contained in this presentation.  The company disclaims any obligation to revise or update any forward-looking statements contained in this presentation to reflect future events or developments.
Forward-Looking Statements

Why Sunshine?
Building on a
strong
foundation
Established in 1954
Solid deposit base, total deposit cost as of March 31, 2015 was 0.16%
Seasoned
management
team
More than 175 years of banking experience
Focused on dynamic franchise creation
Emphasis on shareholder value maximization
Attractive
markets
Footprint yields diverse economic drivers
Strong projected population growth
Vision for
growth
Organic growth complimented by strategic opportunities
Positively impacting lives

4 Building on a strong foundation

Land O' Lakes
Zephyrhills
Cheval
Lutz
Pebble Creek
Moriczville
Gibsonia
Lake Magdalene
Carrollwood Village
Temple Terrace
Thonotosassa
Combee Settlement
Lakeland
Egypt Lake-Leto
Plant City
Winston
Dover
Mango
Orient Park
Tampa
Brandon
Lakeland Highlands
Willow Oak
Bloomingdale
Riverview
Gibsonton
Fish Hawk
MacDill Air Force Base
Oak Terrace

Current Sunshine Bank Profile

Total Assets $247,577
Net Loans $118,675
Total Deposits $179,527
Tangible Equity / Tangible Assets 25%
NPAs / Total Assets 0.17%
Note: Date for data is: 3/31/2015
Financial Highlights ($000)
Corporate Overview
NASDAQ SBCP
Headquarters Plant City, FL
Established November 1954
Mutual Conversion July 2014
Branches 5
Building a Strong Foundation For the Future

Transformational Events

Sunshine announces agreement to acquire Community Southern Holdings,
Inc. and its wholly-owned subsidiary Community Southern Bank, a $246 million bank headquartered in Lakeland, FL
February 2015
Highly experienced business and financial services leaders added to the
Sunshine board of directors
4Q14/1Q15
Sunshine is rebranded Sunshine Bank to better reflect a planned transition from a traditional thrift institution to a commercial bank
December 2014
New management team is assembled led by Andrew S. Samuel October 2014
Sunshine converts from mutual to stock ownership adding over $42 million in new capital; Sunshine Bancorp, Inc. is formed as holding company and common shares are listed on NASDAQ under the ticker SBCP
July 2014
Sunshine Federal Savings and Loan Association is formed in Plant City, FL
November 1954

Mission Statement
Sunshine Bancorp, Inc. will positively impact lives by helping people achieve their dreams.
Vision Statement
Sunshine Bancorp, Inc. will be a high performing financial services company that creates financial success for consumer, business, and not for profit customers in the markets we choose to serve.
Value Statement
Sunshine Bancorp, Inc. is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness, and company spirit.  We value and respect each other because we truly believe that our success only comes from working together for our team’s success.
Making a Positive Impact
Mission, Vision and Values

First Quarter 2015 Highlights
Organic
Balance
Sheet Growth
Total loans increased by $10.0 million or 36.8% annualized
Deposits increased by $15.6 million or 49.7% annualized
Strong Credit
Quality
Metrics
Non-performing assets/assets were 0.17%
Allowance for loan losses to non performing loans was 468.6%
Allowance was 1.45% of total loans
Announced
Community
Southern
Merger
Provides additional scale with $246 million in assets and a strong core deposit base
Provides a strong compliment to Sunshine’s commercial banking organic growth strategy

9 Seasoned Management Team

Sunshine Management Team

• Over 175 years of experience
• Track record of maximizing shareholder value
• Capacity and experience to generate market leading organic growth
• Proven ability to leverage excess capital to enhance franchise value
Andrew Samuel
President and Chief Executive Officer
• 31 years of banking experience
• 5 different institutions
Jane Tompkins
EVP, Chief Risk Officer
• 40 years of banking experience
• 8 different institutions
Bruce Carr
EVP, Chief Lending Officer
• 37 years of banking experience
• 3 different institutions
Vickie Houllis
SVP, Chief Financial Officer
• 29 years of banking experience
• 4 different institutions
Andria Contat
EVP, Chief Technology Officer
• 31 years of banking experience
• 5 different institutions
Brent Smith
SVP, Corporate Development
• 10 years of banking experience
• 3 different institutions

Sunshine Management Team

Experienced Management Team:
Over 175 years of experience
20 Institutions
$0-$300billion
Management team comes with
executive experience in more than 20
different institutions ranging from de
novo start ups to super regional banks
with over $100 billion in assets
Sunshine
Bank
The team is coming together
to create a dynamic high
performing community
banking franchise

12 Attractive Markets

Attractive Growing Markets

(1)Source: FDIC at 6/30/2014 (Hillsborough, Polk and Pasco counties)
(2)Source: SNL Nielson data primarily based on Us Census Data
(3)Source: Hillsborough County Metropolitan Planning Organization 2035 Long Range Transportation Plan: Assessment of Economic Trends and Transportation Needs.
1% pro forma deposit market share in current markets
(1)
Market currently yields $36.4 billion in deposits
(1)
Recent fragmentation provides great opportunity for
customer acquisition
Deposit Market Share
Markets currently have 12% of Florida population
(2)
Markets currently have 0.76% of national population
(2)
4 corridor attracting growth from Orlando and Tampa
average traffic volumes in the state
(3)
Attractive  Markets
Projected 5 year population growth of 5.76% compared to
a national projection of 3.50%
(2)
Hillsborough County projected population growth of
6.82% in the next 5 years
(2)
Market Growth Potential
I-
•
•
•
•
•
•
•
•
•
Historically, Brandon/Tampa sections of I-75 yield highest

Attractive Growing Markets

The local markets continue to boast growth rates that are among the top in the nation.  Sunshine’s franchise is in markets that have economic drivers contributing to the continued growth and economic expansion.
(1)Source: Hillsborough County Metropolitan Planning Organization 2035 Long Range Transportation Plan: Assessment of Economic Trends and Transportation Needs.
(2)Source: Florida Bureau of Economic and Business Research (BEBR)
(3)Source: SNL Nielson data primarily based on Us Census Data
Strong
Transportation
& Geographic
Infrastructure
Interstate 4 is the link between Tampa and Orlando with undeveloped potential not readily available in the more urban settings
Interstate 75 yields some of the largest traffic volumes in the state(1)
Port of Tampa is the largest deep water port in the state and is one of the top 10 cruise ports in the country(1)
Tampa International Airport serves over 40,000 travelers and 280 tons of cargo daily(1)
Diverse
Economic
Drivers
MacDill Air Force Base is the headquarters for two major commands: Special U.S. Operations Command and U.S. Central
Command.
Port of Tampa is a hub for both industry and tourism.  The port draws manufacturing, transportation and warehouse sectors.
Recreational and Tourism opportunities.
Higher Education with the University of South Florida, University of Tampa and Florida Polytechnic University
Leading
Population
Growth
Local markets are projected to add 1.6 million people or 29% growth by 2035.  This creates a population equal to present-day
Greater
Miami(2)
1 in 5 Floridians is expected to live in the greater Tampa region in the next 30 years.(3)
Hillsborough, Polk and Pasco counties rank as the highest net population growth counties in the Tampa Region over the next
30 years(1)

Cross City
Gainesville
Ocala
Daytona Beach
Port Orange
Beverly Hills
Pine Hills
Merritt Island
Clearwater
Lakeland
Palm Bay
Sarasota
Fort Pierce
North Port
Port St Lucie
Cape Coral
Belle Glade
West Palm Beach
Boynton Beach
Coral Springs
Pembroke Pines
Fort Lauderdale
Hialeah
Hollywood
Miami

Hillsborough

Pasco

Polk

Pinellas

Orange

Manatee

Sarasota

Sunshine BANCORP

Target Markets

Pro Forma Markets
Target Markets
Pro forma markets yield $36.4 billion in deposits(1)
(1)Source: FDIC at 6/30/2014 for the pro forma markets following the completed merger with Community Southern Holdings, Inc.

16 Vision for growth

Building Franchise Value
Value Creators Value Inhibitors
• Excellent reputation in the community
• Strong management team
• Exceptional asset quality metrics
• Ability to grow and retain core deposits
• Cross selling effectiveness
• Fee income generation
• Well capitalized
• Lower than peer net interest margin
• Loan portfolio concentrations
• Residential mortgage loans
• Land and development loans
• Efficiency ratio over 70%

Organic Plan Summary

Loan Growth
• Small Businesses with less than $50 million in annual revenue
• Commercial real estate and C&I loans
• Home equity and consumer loans
Deposit Growth
• Small business core operating and reserve accounts
• Not for profits segment penetration
• Retail consumer account growth
Fee Income
• Service charges on deposits
• Commercial account analysis fees
• Merchant services
• Fee income from Sunshine Wealth Management
• Increase secondary market mortgage origination and sales

• Strategic locations complimented with mobile banking
• Strong local community identity
Retail Banking
• Family owned businesses with less than $50 million in
revenue
• Local decision making with highly responsive local people
Small Business
Banking
• Be the bank of choice for not for profit market
Not for Profit
Banking
High touch relationship management and exceptional service supported by technology
Targeted Business Segments

20 Building Franchise Value Organic Growth Strategic Acquisition Strategic Partnerships Branch Acquisitions

Disciplined Acquisition Strategy

Contiguous/
in-market
opportunities
Less than 10% TBV
Dilution
EPS accretion in
the 1
st
year
Demographics
equal to or better
than current
footprint
Management and the board will consider deviating from these guidelines if the strategic opportunity warrants it. However, anything outside these parameters will be pursued with great diligence and must have strong strategic reasoning for doing so.

Brooksville
Clermont
Ocoee
Pine Hills
Orlando
Spring Hill
Lacoochee
Pine Castle
FL
Dade City
Bayonet Point
New Port Richey
Land O' Lakes
Zephyrhills
Kissimmee
Tarpon Springs
Lutz
Polk City
Gibsonia
Haines City
Palm Harbor
Temple Terrace
Lakeland
Dunedin
Plant City
Winter Haven
Clearwater
Tampa
Brandon
Willow Oak
Largo
Bartow
Lake Wales
Pinellas Park
Gibsonton
Crooked Lake Park
St Petersburg
Fort Meade
Frostproof
Sun City Center
Tampa Bay
Avon

Pro Forma Sunshine Bank Profile

Total Assets $492,899
Net Loans $288,612
Total Deposits $362,497
Note: Date for data is: 3/31/2015
Financial Highlights ($000)
Corporate Overview
NASDAQ SBCP
Headquarters Plant City, FL
Established November 1954
Mutual Conversion July 2014
Anticipated Merger Closing 3Q 2015
Banking Facilities 9
Building a Strong Foundation For the Future
Community Southern Bank
- 3 Branches (1 LPO)
Sunshine Bank
- 5 Branches

Strategic Transaction Rationale

Increases presence in the demographically attractive I-4 corridor between Tampa and Orlando
Provides a strong compliment to Sunshine’s commercial banking organic growth strategy
Aligns with Sunshine’s disciplined acquisition criteria
Provides additional scale with $246 million in assets and a strong core deposit base
Creates a larger set of strategic opportunities with pro forma assets approaching $500 million
Positions Sunshine Bank to be a leading community bank in the market
Strategically Attractive
Immediately and significantly accretive to EPS
Tangible book value dilution expected to be earned back in approximately three years
Deploys excess capital with purchase of a quality franchise
Estimated IRR >20%
Anticipated realization of significant expense reductions
Strong pro forma capital ratios
Financially Attractive
Extensive due diligence process completed
Comprehensive review of loan portfolio
Historically strong credit portfolio performance
Low Risk Opportunity – Low Risk Execution

Pro Forma Market Share

Polk Pasco Hillsborough Combined
Rank Community Banks
1 Tampa Bay Banking Co. (FL) - $                 - $                   1,160,751 $     1,160,751 $
2 CenterState Banks (FL) 709,338           58,683                133,106           901,127
3 Citizens Banking Corp. (FL) 386,346           -                      -                    386,346
4 Florida Bus. BancGroup Inc. (FL) -                    -                      377,474           377,474
5 Platinum Bank Holding Co. (FL) 161,098           -                      207,307           368,405
6 Pro Forma Company 191,482          11,045                154,862          357,389
6 Bank of Central Florida (FL) 304,459           -                      -                    304,459
7 Community Southern Hldgs Inc (FL) 191,482          -                     -                   191,482
8 First Citrus Bancorp. Inc. (FL) -                    -                      185,142           185,142
9 Pilot Bancshares Inc. (FL) 10,371             -                      173,247           183,618
10 Sunshine Bancorp Inc (FL) -                   11,045                154,862          165,907
Remaining Community Bks (16) 82,183             239,958             793,780           1,115,921
    Total Community Banks 1,845,277        309,686             3,185,669        5,340,632
    Total Large Regional Banks (29) $3,953,720 $4,838,226 $22,274,454 $31,066,400
Total Deposits $5,798,997 $5,147,912 $25,460,123 $36,407,032
Pro Forma Market Share 3.30% 0.21% 0.61% 0.98%
Source: FDIC @ 06/30/2014 (latest available)
Banks Operating in Combined Market
County Deposits ($000)
Creating a dynamic high performing community bank in the greater Tampa region

Why Sunshine?
*May 5
th
2015
Deep and
experienced
management
team
Proven track record of maximizing shareholder value
Compelling
growth
markets
Strong geographic and transportation infrastructure, diverse economic driver and leading population growth
Valuation
Trading at 86% of tangible book value*